UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event Reported): June 6, 2024 (June 5, 2024)
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MercadoLibre, Inc.
(Exact name of Registrant as specified in Charter)
Commission file number 001-33647
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Delaware	98-0212790
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification Number)
WTC Free Zone
Dr. Luis Bonavita 1294, Of. 1733, Tower II
Montevideo, Uruguay , 11300
(Address of registrant’s principal executive offices) (Zip Code)
(+598) 2-927-2770
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market
2.375% Sustainability Notes due 2026	MELI26	The Nasdaq Stock Market LLC
3.125% Notes due 2031	MELI31	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 5, 2024 for the following purposes:

■to elect the nominees for Class II directors recommended by the Company’s board of directors, to serve until the 2027 Annual Meetings of Stockholders, or until such time as their respective successors are elected and qualified;

■to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2023; and

■to ratify the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The number of issued and outstanding shares of the Company’s common stock entitled to vote as of April 9, 2024, the record date for the Annual Meeting, was 50,697,442 shares. 44,304,131 shares of common stock were represented either in person (by means of remote communication) or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all Class II director nominees, approved (on an advisory basis) the Company’s executive compensation for fiscal year 2023 and ratified the appointment of Pistrelli, Henry Martin y Asociados S.R.L., a member firm of Ernst & Young Global Limited as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal One — Election of Class II Directors:

Nominee for Class II Directors	For	Withheld
Nicolás Galperin	37,536,791	3,613,461
Henrique Dubugras	39,544,658	1,605,594
Richard Sanders	39,923,337	1,226,915

In addition, there were 3,153,879 broker non-votes associated with the election of the Class II directors.

Proposal Two — Advisory Vote on the Compensation of our Named Executive Officers:

For	Against	Abstain
37,133,259	3,947,009	69,984

In addition, there were 3,153,879 broker non-votes associated with the advisory vote on the compensation of our Named Executive Officers.

Proposal Three — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain
44,193,421	87,091	23,619

There were no broker non-votes arose in connection with Proposal Four.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCADOLIBRE, INC.
Registrant

Date: June 6, 2024	By:	/s/ Martín de los Santos
Martín de los Santos
Chief Financial Officer